UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2003

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

Item 12. Results of Operations and Financial Condition

On November 7, 2003, Mannatech, Incorporated, a Texas corporation, issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: November 10, 2003	/s/ Stephen D. Fenstermacher
	Name: Title:	Stephen D. Fenstermacher Chief Financial Officer

EXHIBIT INDEX

Exhibit Number		Exhibit

99.1	*	Press release dated November 7, 2003 entitled “Mannatech Reports Quarterly Sales Record.”

*Filed herewith.